                                POWER OF ATTORNEY

            I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Lawrence A. Bossidy
                                          ________________________
                                          Lawrence A. Bossidy


Dated:   February 5, 1999

                                POWER OF ATTORNEY

            I, Hans W. Becherer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Hans W. Becherer
                                          ____________________
                                          Hans W. Becherer

Dated:   February 5, 1999

                                POWER OF ATTORNEY

            I, Ann M. Fudge, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Ann M. Fudge
                                          _________________
                                          Ann M. Fudge

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Paul X. Kelley, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Paul X. Kelley
                                          ___________________
                                          Paul X. Kelley

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Robert P. Luciano, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Robert P. Luciano
                                          _____________________
                                          Robert P. Luciano

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Robert B. Palmer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Robert B. Palmer
                                          ____________________
                                          Robert B. Palmer

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Russell E. Palmer, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Russell E. Palmer
                                          _____________________
                                          Russell E. Palmer

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Frederic M. Poses, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Frederic M. Poses
                                          ________________________
                                          Frederic M. Poses

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Ivan G. Seidenberg, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Ivan G. Seidenberg
                                          ______________________
                                          Ivan G. Seidenberg

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Andrew C. Sigler, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Andrew C. Sigler
                                          ____________________
                                          Andrew C. Sigler

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, John R. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ John R. Stafford
                                          ____________________
                                          John R. Stafford

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Thomas P. Stafford, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Thomas P. Stafford
                                          ______________________
                                          Thomas P. Stafford

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Robert C. Winters, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Robert C. Winters
                                          _____________________
                                          Robert C. Winters

Dated:  February 5, 1999

                                POWER OF ATTORNEY

            I, Henry T. Yang, a director of AlliedSignal Inc. (the "Company"), a Delaware corporation, hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman and Richard J. Diemer, Jr., each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact and agent for me and in my name, place and stead, in any and all capacities,

            (i) to sign the Company's Annual Report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 1998,

            (ii) to sign any amendment to the Annual Report referred to in (i) above, and

            (iii) to file the documents described in (i) and (ii) above and all exhibits thereto and any and all other documents in connection therewith,

granting unto each said attorney and agent full power and authority to do and perform every act and thing requisite, necessary or desirable to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.





                                          /s/ Henry T. Yang
                                          _________________
                                          Henry T. Yang

Dated:  February 5, 1999